Exhibit 10.1

                             MODIFICATION AGREEMENT

     BY THIS MODIFICATION AGREEMENT (the "Agreement"), made and entered into as of the 5th day of July, 2006, WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, whose address is Commercial Banking, MAC S4101-251, 100 West Washington, Phoenix, Arizona 85003 (hereinafter called "Lender"), and UNIVERSAL TECHNICAL INSTITUTE, INC., a Delaware corporation, dba UNIVERSAL TECHNICAL INSTITUTE OF DELAWARE ("Borrower"), whose address is 20410 North 19th Avenue, Suite 200, Phoenix, Arizona 85027, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby confirm and agree as follows:

SECTION 1. RECITALS; ACKNOWLEDGEMENTS.

     1.1 Borrower and Lender entered into a Credit Agreement dated October 26, 2004 (the "Credit Agreement"), which provided for, among other things, (a) a line of credit ("Line of Credit") in the maximum aggregate amount of $30,000,000.00 and (b) standby letters of credit (collectively, the "Standby Letter of Credit") in the maximum aggregate amount of $20,000,000.00 (collectively, the "Loans"), all upon the terms and conditions contained therein. All undefined capitalized terms used herein shall have the meaning given them in the Credit Agreement. The Credit Agreement, the Line of Credit Note and all other agreements, documents and instruments relating to the Loans are referred to as the Credit Documents.

     1.2 Borrower and Lender desire to modify the Credit Documents as set forth herein.

SECTION 2. CREDIT DOCUMENTS MODIFICATIONS.

     2.1 Section 1.2 of the Credit Agreement is hereby amended to read as follows:

           [Intentionally left blank.]

     2.2 Section 1.3(d) of the Credit Agreement is hereby amended to read as follows:

           (d)   [Intentionally left blank.]

     2.3 Section 4.9(c) of the Credit Agreement is hereby amended to read as follows:

           (c) Current Ratio determined for any fiscal quarter of less than the CR Requirement. "Current Ratio" is defined as total current assets divided by total current liabilities which shall include without limitation any outstanding balance on the Line of Credit, outstanding surety bonds and any outstanding Letters of Credit under the Line of Credit Commitment), with "CR Requirement" defined as 0.50 to 1.00 to June 30, 2007, and 0.60 to
     1.0 on September 30, 2007 and thereafter.

     2.4 The following definitions in Exhibit "A" to the Credit Agreement are hereby deleted:

           Standby Letter of Credit

           Standby Letter of Credit Agreement.

     2.5 The following definition in Exhibit "A" to the Credit Agreement is hereby amended to read as follows:

           "Loans" means the Line of Credit.

     2.6 Exhibit "D" to the Credit Agreement is hereby amended to read as attached hereto.

SECTION 3. OTHER MODIFICATIONS, RATIFICATIONS AND AGREEMENTS.

     3.1 All references to the Credit Agreement in the Credit Documents are hereby amended to refer to the Credit Agreement as hereby amended.

     3.2 Borrower acknowledges that the indebtedness evidenced by the Line of Credit Note is just and owing, that the balance thereof is correctly shown in the records of Lender as of the date hereof, and Borrower agrees to pay the indebtedness evidenced by the Line of Credit Note according to the terms thereof, as herein modified.

     3.3 Borrower hereby reaffirms to Lender each of the representations, warranties, covenants and agreements of Borrower set forth in the Line of Credit Note and the Credit Agreement, with the same force and effect as if each were separately stated herein and made as of the date hereof.

     3.4 Borrower hereby ratifies, reaffirms, acknowledges, and agrees that the Line of Credit Note and the Credit Agreement, represent valid, enforceable and collectible obligations of Borrower, and that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to any of these documents or instruments. In addition, Borrower hereby expressly waives, releases and absolutely and forever discharges Lender and its present and former shareholders, directors, officers, employees and agents, and their separate and respective heirs, personal representatives, successors and assigns, from any and all liabilities, claims, demands, damages, action and causes of action, of which Borrower has, or may reasonably be expected to have knowledge, that Borrower may now have, or has had prior to the date hereof, or that may hereafter arise with respect to acts, omissions or events occurring prior to the date hereof and, without limiting the generality of the foregoing, from any and all liabilities, claims, demands, damages, actions and causes of action, known or unknown, contingent or matured, arising out of, or in any way connected with, the Loans. Borrower further acknowledges and represents that no event has occurred and no condition exists that, after notice or lapse of time, or both, would constitute a default under this Agreement, the Line of Credit Note or the Credit Agreement.

     3.5 All terms, conditions and provisions of the Line of Credit Note and the Credit Agreement are continued in full force and effect and shall remain unaffected and unchanged except as specifically amended hereby. The Line of Credit Note and the Credit Agreement, as amended hereby, are hereby ratified and reaffirmed by Borrower, and Borrower specifically acknowledges the validity and enforceability thereof.

SECTION 4. GENERAL.

     4.1 This Agreement in no way acts as a release or relinquishment of those rights securing payment of the Loans. Such rights are hereby ratified, confirmed, renewed and extended by Borrower in all respects.

     4.2 The modifications contained herein shall not be binding upon Lender until Lender shall have received all of the following:

           (a)   An original of this Agreement, fully executed by the Borrower.

           (b) An original Consent and Agreement of Guarantors executed by each Guarantor.

           (c) Such resolutions or authorizations and such other documents as Lender may require relating to the existence and good standing of the Borrower and the authority of any person executing this Agreement or other documents on behalf of the Borrower.

     4.3 Borrower shall execute and deliver such additional documents and do such other acts as Lender may reasonably require to fully implement the intent of this Agreement.

     4.4 Borrower shall pay all costs and expenses, including, but not limited to, reasonable attorneys' fees incurred by Lender in connection herewith, whether or not all of the conditions described in Paragraph 4.2 above are satisfied. Lender, at its option, but without any obligation to do so, may advance funds to pay any such costs and expenses that are the obligation of the Borrower, and all such funds advanced shall bear interest at the highest rate provided in the RLC Note and shall be due and payable upon demand.

     4.5 Notwithstanding anything to the contrary contained herein or in any other instrument executed by Borrower or Lender, or in any other action or conduct undertaken by Borrower or Lender on or before the date hereof, the agreements, covenants and provisions contained herein shall constitute the only evidence of Lender's consent to modify the terms and provisions of the Credit Agreement. Accordingly, no express or implied consent to any further modifications involving any of the matters set forth in this Agreement or otherwise shall be inferred or implied by Lender's execution of this Agreement. Further, Lender's execution of this Agreement shall not constitute a waiver (either express or implied) of the requirement that any further modification of the Loans or of the Line of Credit Note or the Credit Agreement, shall require the express written approval of Lender; no such approval (either express or implied) has been given as of the date hereof.

     4.6 Time is hereby declared to be of the essence hereof of the Loans, of the Line of Credit Note and of the Credit Agreement, and Lender requires, and Borrower agrees to, strict performance of each and every covenant, condition, provision and agreement hereof, of the Line of Credit Note and the Credit Agreement.

     4.7 This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their heirs, personal representatives, successors and assigns.

     4.8 This Agreement is made for the sole protection and benefit of the parties hereto, and no other person or entity shall have any right of action hereon.

     4.9 This Agreement shall be governed by and construed according to the laws of the State of Arizona.

         IN WITNESS WHEREOF, these presents are executed as of the date indicated above.

                                      UNIVERSAL TECHNICAL INSTITUTE, INC.,
                                      a Delaware corporation, dba UNIVERSAL
                                      TECHNICAL INSTITUTE OF DELAWARE


                                      By:    /s/ Jennifer L. Haslip
                                             --------------------------------
                                      Name:  Jennifer L. Haslip
                                      Title: Chief Financial Officer

                                                                        BORROWER


                                      WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                      a national banking association


                                      By:    /s/ Keri Tignini
                                             --------------------------------
                                      Name:  Keri Tignini
                                      Title: Vice President

                                                                          LENDER

                       CONSENT AND AGREEMENT OF GUARANTORS

     Each of the undersigned Guarantors executed a Continuing Guaranty (each, a "Guaranty") as described in the Credit Agreement dated as of October 26, 2004 (as amended from time to time, the "Credit Agreement") between WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, and UNIVERSAL TECHNICAL INSTITUTE, INC., a Delaware corporation, dba UNIVERSAL TECHNICAL INSTITUTE OF DELAWARE Each of the undersigned Guarantors hereby consents and agrees to the modifications and all other matters contained in the foregoing Modification Agreement of even date herewith.

                                     UTI HOLDINGS, INC., an Arizona corporation


                                     By     /s/ Jennifer L. Haslip
                                            -----------------------------------
                                     Name   Jennifer L. Haslip
                                     Its    Chief Financial Officer


                                     UNIVERSAL TECHNICAL INSTITUTE OF ARIZONA,
                                     INC., a Delaware corporation


                                     By     /s/ Jennifer L. Haslip
                                            -----------------------------------
                                     Name   Jennifer L. Haslip
                                     Its    Chief Financial Officer


                                     U.T.I. OF ILLINOIS, INC., an Illinois
                                     corporation


                                     By     /s/ Jennifer L. Haslip
                                            -----------------------------------
                                     Name   Jennifer L. Haslip
                                     Its    Chief Financial Officer


                                     UNIVERSAL TECHNICAL INSTITUTE OF
                                     CALIFORNIA, INC., a California corporation


                                     By     /s/ Jennifer L. Haslip
                                            -----------------------------------
                                     Name   Jennifer L. Haslip
                                     Its    Chief Financial Officer

                                     UNIVERSAL TECHNICAL INSTITUTE OF NORTH
                                     CAROLINA, INC., a Delaware corporation


                                     By     /s/ Jennifer L. Haslip
                                            -----------------------------------
                                     Name   Jennifer L. Haslip
                                     Its    Chief Financial Officer


                                     UNIVERSAL TECHNICAL INSTITUTE OF TEXAS,
                                     INC., a Texas corporation


                                     By     /s/ Jennifer L. Haslip
                                            -----------------------------------
                                     Name   Jennifer L. Haslip
                                     Its    Chief Financial Officer


                                     UNIVERSAL TECHNICAL INSTITUTE OF
                                     PENNSYLVANIA, INC., a Delaware corporation


                                     By     /s/ Jennifer L. Haslip
                                            -----------------------------------
                                     Name   Jennifer L. Haslip
                                     Its    Chief Financial Officer


                                     UNIVERSAL TECHNICAL INSTITUTE OF
                                     MASSACHUSETTS, INC., a Delaware corporation


                                     By     /s/ Jennifer L. Haslip
                                            -----------------------------------
                                     Name   Jennifer L. Haslip
                                     Its    Chief Financial Officer

                                     CLINTON EDUCATION GROUP, INC.,
                                     a Delaware corporation


                                     By     /s/ Jennifer L. Haslip
                                            -----------------------------------
                                     Name   Jennifer L. Haslip
                                     Its    Chief Financial Officer


                                     CUSTOM TRAINING GROUP, INC., a California corporation


                                     By     /s/ Jennifer L. Haslip
                                            -----------------------------------
                                     Name   Jennifer L. Haslip
                                     Its    Chief Financial Officer


                                     UNIVERSAL TECHNICAL INSTITUTE OF NORTHERN
                                     CALIFORNIA, INC., a California corporation


                                     By     /s/ Jennifer L. Haslip
                                            -----------------------------------
                                     Name   Jennifer L. Haslip
                                     Its    Chief Financial Officer


                                     UNIVERSAL TECHNICAL INSTITUTE OF PHOENIX,
                                     INC., a Delaware corporation


                                     By     /s/ Jennifer L. Haslip
                                            -----------------------------------
                                     Name   Jennifer L. Haslip
                                     Its    Chief Financial Officer

                                                                       GUARANTOR
Dated as of July 5, 2006

                                   EXHIBIT "D"

                           COMPLIANCE CERTIFICATE FOR
                                  PERIOD ENDING
                              _____________, 20___
                              ("REPORTING PERIOD")


Wells Fargo Bank, National Association
MAC S4101-251
100 West Washington
Phoenix, Arizona  85004

                         Date: ______________________1


Dear Ladies and Gentlemen:

     This Compliance Certificate refers to the Credit Agreement dated as of October 26, 2004 (as it may hereafter be amended, modified, extended or restated from time to time, the "Credit Agreement"), between Universal Technical Institute, Inc., a Delaware corporation ("Borrower"), and Wells Fargo Bank, National Association ("Bank"). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

     Pursuant to Section 4.3(c) of the Credit Agreement, the undersigned, the chief financial officer of Borrower, hereby certifies that:

     Enclosed are the required financial statements for the [fiscal quarter] [fiscal year] ending for the Borrower as required under Section 4.3 of the Credit Agreement, which fairly and accurately present in all material respects the financial condition and results of the operation of the Borrower.

     To the best of the undersigned's knowledge, no "Event of Default" and/or other event that with the passing of time or the giving of notice or both would become an Event of Default has occurred [or if so, specifying the nature and extent thereof and any corrective actions taken or to be taken].

     As of the last day of the Reporting Period, the computations below were true and correct:

----------
1    To be submitted within forty-five (45) days after the end of each fiscal quarter (120 days after the end of each fiscal year).

I.   Section 4.9(a) - NET INCOME AFTER TAXES

     Net  Income After Taxes                            $_____________

     Net  Income After Taxes Minimum Requirement        $    3,500,000

II.  Section 4.9(b) - TOTAL LIABILITIES TO TANGIBLE NET WORTH

     Liabilities:

          Current Liabilities                           $_____________

          Plus: Noncurrent Liabilities                  $_____________

          Less: EITF 97-10 Liabilities
           up to $30,000,000                            ($____________)

          Less: Subordinated Debt                       ($____________)

          Equals: Total Liabilities                     $____________A

     Tangible Net Worth:

          Total Assets                                  $_____________

          Less: Total Liabilities                       ($____________)

          Less: Intangible Assets                       ($____________)

          Equals: Tangible Net Worth                    $____________B

     DNW  Ratio (A divided by B) Equals:                          1.00

     DNW  Ratio Maximum Requirement

          December 31, 2004 to
            June 30, 2005                      3.50:1.00

          September 30, 2005
           to June 30, 2006                    2.00:1.00

          September 30, 2006 and
            thereafter                         1.50:1.00

III. Section 4.9(c) - CURRENT RATIO

          Numerator:  Current Assets                    $____________A


                                  divided by

          Denominator: Current Liabilities (including   $____________B
                       Line of Credit balance
                       outstanding surety bonds and
                       outstanding Letters of Credit
                       under The Line of Credit
                       Commitment)

Current Ratio          equals                           ___________A/B

Current Ratio Minimum Requirement

          To June 30, 2007                     0.50:1.00

          September 30, 2007 and
           thereafter                          0.60:1.00

IV.  Section 4.9(d) - TANGIBLE NET WORTH

          Amount                                        $_____________

          Minimum Requirement                           $_____________


                                            UNIVERSAL TECHNICAL INSTITUTE, INC.,
                                            a Delaware corporation


                                            By:
                                                   -----------------------------
                                            Name:
                                                   -----------------------------
                                            Title:
                                                   -----------------------------

                                      -3-